UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 24, 2003
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                           Winnebago Industries, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Iowa                        001-06403                   42-0802678
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(State of Incorporation)           (Commission                 (IRS Employer
                                   File Number)              Identification No.)

         P.O. Box 152
         Forest City, Iowa                                         50436
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: 641-585-3535
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         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

        Winnebago Industries, Inc. (Winnebago) is filing herewith a press release issued on April 25, 2003, as Exhibit 99.1 which is included herein. The press release was issued to report the sale of the majority of Winnebago's dealer financing receivables in the Winnebago Acceptance Corporation to GE Commercial Distribution Finance Corporation.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        The following exhibits are included herein:

        Ex. 99.1  Press Release


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                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 28, 2003



                                    By:  /s/ Bruce D. Hertzke
                                         ---------------------------------------
                                         Name:    Bruce D. Hertzke
                                         Title:   Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit
Number                          Description
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  99.1     Press release of Winnebago Industries, Inc. dated April 25, 2003.